Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 15, 2022, is entered into by AVISTA CORPORATION, a Washington corporation (the “Borrower”), the financial institutions identified on the signature pages hereof as “Lenders” (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

Recitals

A.
The parties hereto are party to that certain Credit Agreement, dated as of November 29, 2022 (the “Original Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the provisions of Section 1.02 of the Credit Agreement are incorporated herein by reference.

B.
The Borrower and the Lenders wish to amend the Credit Agreement to, among other things, (i) increase the aggregate amount of the Commitments from $50,000,000 to

$100,000,000 and (ii) reduce the notice requirement for SOFR Borrowings from five Business Days to three Business Days. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as set forth below.

SECTION 1. Amendments to Original Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 2 of this Amendment, the parties hereto hereby agree that the Original Credit Agreement is amended as set forth below.

(a)
The second paragraph of the preamble to the Original Credit Agreement is amended by deleting the amount “$50,000,000” in its entirety and substituting therefor the new amount “$100,000,000”.

(b)
Section 2.03 of the Original Credit Agreement is amended by deleting the phrase “five Business Days before a proposed borrowing” in its entirety and substituting therefor the new phrase “three Business Days before a proposed borrowing”.

(c)
Section 6.01(x) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(x) cash collateral (i) in favor of the Administrative Agent, as contemplated by this Agreement, (ii) in favor of the Senior Agent, as contemplated by the MUFG Credit Agreement, and (iii) in favor of MUFG Bank, Ltd. or one or more of its branches or affiliates, as letter of credit issuer, as contemplated by one or more continuing letter of credit agreements in an aggregate principal amount not to exceed $50,000,000.”

(d)
Schedule 2.01 to the Original Credit Agreement is amended in full to be in the form attached hereto as Exhibit A.

(e)
Schedule 4.02(a)(ii) to the Original Credit Agreement is amended in full to be in the form attached hereto as Exhibit B.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”), not later than December 30, 2022, on which all of the conditions set forth below have been fulfilled.

(a)
The Administrative Agent shall have received all of the following, each dated the Effective Date (unless otherwise specified below), in form and substance satisfactory to the Administrative Agent and in the number of originals requested thereby:

(i)
this Amendment, duly executed by the Borrower, the Lenders and the Administrative Agent;

(ii)
opinions of Davis Wright Tremaine LLP, counsel to the Borrower, and of David J. Meyer, Vice President and Chief Counsel for Regulatory and Governmental Affairs for the Borrower, each dated the date of this Amendment and addressed to the Administrative Agent and the Lenders, with respect to such matters relating to (A) the Borrower, (B) this Amendment, (C) the Credit Agreement and (D) the First Amendment Fee Letter (as defined below), as the Administrative Agent or any Lender may reasonably request (the Borrower hereby instructing each such counsel to deliver its opinion to the Administrative Agent);

(iii)
evidence satisfactory to the Administrative Agent that the Borrower has obtained all consents and approvals of, and has made all filings and registrations with, any Governmental Authority required in order to consummate the Transactions (as defined in Section 3(b) hereof), in each case without the imposition of any condition that, in the judgment of the Lenders or the Administrative Agent, could adversely affect the rights or interests of the Lenders or the Administrative Agent under this Amendment, the Credit Agreement or the First Amendment Fee Letter;

(iv)
a copy of the articles of incorporation of the Borrower (as most recently amended and restated), including all amendments thereto, certified as of a recent date by the Secretary of State of the State of Washington;

(v)
certificates, each dated as of a recent date, from the appropriate Governmental Authorities of the States of Washington, Idaho, Montana and Oregon as to the existence of the Borrower and qualification to do business in those states;

(vi)
a certificate of the Secretary or Assistant Secretary of the Borrower dated the date of this Amendment certifying (A) that attached thereto is a true and complete copy of the restated articles of incorporation and the bylaws of the Borrower as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Borrower authorizing the Transactions and that such resolutions have not been modified, rescinded or amended and are in full force and effect,

(C) that the articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto shown on the certification with respect thereto furnished pursuant to clause (iv) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection therewith on behalf of the Borrower;

(vii)
a certificate of another officer of the Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate provided pursuant to clause (vi) above;

(viii)
a certificate, dated the date of this Amendment and signed by a Financial Officer of the Borrower, certifying that the representations and warranties set forth in Sections 3(e) and (f) of this Amendment are true and correct;

(ix)
a letter agreement between the Borrower and KeyBank concerning the fees payable in connection with this Amendment (the “First Amendment Fee Letter”), duly executed and delivered by the Borrower; and

(x)
such other documents as the Administrative Agent or any Lender, or legal counsel to any of them, may reasonably request.

(b)
All fees payable by the Borrower to the Administrative Agent, the Lenders or any of their respective Affiliates on or prior to the Effective Date with respect to this Amendment (including, without limitation, the fees payable pursuant to the First Amendment Fee Letter), and all amounts payable by the Borrower pursuant to Section 10.05 of the Credit Agreement for which invoices have been delivered to the Borrower on or prior to the Effective Date, shall have been paid in full or arrangements satisfactory to the Administrative Agent shall have been made to cause them to be paid in full.

(d)
The Administrative Agent and the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation, to the extent requested by the Administrative Agent or any Lender prior to the Effective Date.

(e)
All legal matters incident to this Amendment, the Credit Agreement and the Transactions shall be reasonably satisfactory to the Administrative Agent, the Lenders and their respective legal counsel.

SECTION 3. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to them as set forth below.

(a)
The Borrower has the corporate power and authority (i) to execute and deliver this Amendment and the First Amendment Fee Letter, (ii) to perform its obligations under this Amendment, the Credit Agreement and the First Amendment Fee Letter and (iii) to borrow Loans.

(b)
The execution and delivery of this Amendment and the First Amendment Fee Letter by the Borrower, the performance by the Borrower of its obligations under this Amendment, the Credit Agreement and the First Amendment Fee Letter, and the borrowing of Loans under the Credit Agreement (collectively the “Transactions”), (i) have been duly authorized by all requisite corporate action and (ii) will not (A) violate any provision of law, statute, rule or regulation the violation of which could reasonably be expected to impair the validity or enforceability of this Amendment, the Credit Agreement or the First Amendment Fee Letter or materially impair the rights of or benefits available to the Lenders or the Administrative Agent under this Amendment, the Credit Agreement or the First Amendment Fee Letter, (B) violate any provision of the certificate or articles of incorporation or other constitutive documents or bylaws of the Borrower or any Significant Subsidiary, (C) violate any order of any Governmental Authority the violation of which could reasonably be expected to impair the validity or enforceability of this Amendment, the Credit Agreement or the First Amendment Fee Letter or materially impair the rights of or benefits available to the Lenders or the Administrative Agent under this Amendment, the Credit Agreement or the First Amendment Fee Letter, (D) violate any provision of any indenture or other material agreement or instrument evidencing or relating to borrowed money to which the Borrower or any Significant Subsidiary is a party or by which any of them or any of their property is or may be bound, in a manner that could reasonably be expected to impair the validity or enforceability of this Amendment, the Credit Agreement or the First Amendment Fee Letter or materially impair the rights of or benefits available to the Lender or the Administrative Agent under this Amendment, the Credit Agreement or the First Amendment Fee Letter, (E) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument in a manner that could reasonably be expected to impair the validity or enforceability of this Amendment, the Credit Agreement or the First Amendment Fee Letter or materially impair the rights of or benefits available to the Lenders or the Administrative Agent under this Amendment, the Credit Agreement or the First Amendment Fee Letter or (F) result in the creation or imposition under any such indenture, agreement or other instrument of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower.

(c)
Each of this Amendment and the First Amendment Fee Letter has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(d)
No action, consent or approval of, registration or filing with or other action by any Governmental Authority is or will be required in connection with the Transactions, except (i) such as have been made or obtained and are in full force and effect as set forth on Exhibit B attached to this Amendment and (ii) such customary informational filings as may be required to be made by the Borrower after the Effective Date.

(e)
The representations and warranties set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by “Material Adverse Effect” or any other materiality qualification, true and correct in all respects) on and as of the Effective Date immediately after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by “Material Adverse Effect” or any other materiality qualification, true and correct in all respects) as of such earlier date).

(f)
No Default or Event of Default has occurred and is continuing either immediately before or immediately after giving effect to this Amendment.

SECTION 4. Reference to and Effect on Loan Documents.

(a)
On and after the Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement.

(b)
Except as specifically contemplated by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents, except as expressly provided herein.

SECTION 5. Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be effective as an original executed counterpart and shall be deemed a representation that the original executed counterpart will be delivered. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Amendment are for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

SECTION 9. Miscellaneous. This Amendment shall be subject to the provisions of Sections 10.12 and 10.15 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

S-1

The parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of the date first written above.

AVISTA CORPORATION

By:	/s/ Jason E. Lang
Name:	Jason E. Lang
Title:	Assistant Treasurer and Director of Finance and Risk

[Signature Page to First Amendment to Avista Corporation Credit Agreement]

S-2

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Jonathan Bouvet
Name:	Jonathan Bouvet
Title:	Senior Vice President

[Signature Page to First Amendment to Avista Corporation Credit Agreement]

Exhibit A

SCHEDULE 2.01

Names, Commitments and Addresses of Lenders

Lender	Commitment
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Jonathan Bouvet Telephone: (216) 689-5702 E-mail: Renewables.ProjectFinance@KeyBank.com; and Jonathan.M.Bouvet@Key.com	$100,000,000.00
Total:	$100,000,000.00

Exhibit B

SCHEDULE 4.02(a)(ii)

Required Governmental Approvals

Washington

On December 13, 2022, the Company submitted advance notice, and a request for an order affirming compliance with the notice requirement, to the Washington Utilities and Transportation Commission in respect of this Agreement.

Oregon

None.

Idaho

On December 13, 2022, the Company submitted to the Idaho Public Utilities Commission an application for authorization in respect of this Agreement, which the Idaho Public Utilities Commission approved at its December 13, 2022 Decision Meeting and confirmed in Order No. 35626, entered December 13, 2022 in Case No. AVU-U-22-02.

Montana

None.